SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  June 8, 2000
                Date of Report (Date of earliest event reported)

                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-14556                  86-0786101
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

                           3500 South La Cometa Drive
                             Goodyear, Arizona 85338
               (Address of principal executive offices)(zip code)

                                 (623) 932-6200
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

     On June 8, 2000 the Registrant issued a press release regarding the acquisition of Boulder Natural Foods, Inc. and the Boulder Potato Company(TM) brand totally natural potato chips. The transaction was consummated on June 8, 2000 and the consideration paid by the Registrant included 716,420 shares of the Registrant's unregistered common stock, $0.01 par value, with a fair value of $1,220,277.90, a two-year Note for $830,000 at 6.4% annual interest with monthly principal and interest payments of $36,929.41 secured by the assets acquired from Boulder Potato Company, and $300,000 cash paid at closing.

     A copy of the press release is attached hereto as Exhibit 99.1, which press release is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99.1     Press release of Poore Brothers, Inc. dated June 8, 2000.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  POORE BROTHERS, INC.
                                  (Registrant)


Date: June 9, 2000                By: /s/ Thomas W. Freeze
                                      ------------------------------------------
                                      Thomas W. Freeze
                                      Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number          Description
--------------          -----------

    99.1                Press Release of Poore Brothers, Inc. dated June 8, 2000